UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017

STERLING CONSTRUCTION COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing, Suite 250 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 3, 2017, Sterling Construction Company, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) disclosing, among other things, it had consummated its purchase (the “Purchase”) of 100% of the outstanding stock of Tealstone Residential Concrete, Inc. and Tealstone Commercial, Inc. (collectively, “Tealstone”). This Current Report on Form 8-K/A amends and supplements the Original Form 8-K to provide the required financial information in accordance with Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired

The audited financial statements of Tealstone Commercial, Inc. and Affiliate as of December 31, 2016 and 2015 and for the three years ended December 31, 2016, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited financial statements of Tealstone Commercial, Inc. and Affiliate as of March 31, 2017 and 2016 and for the three-month period ended March 31, 2017 and 2016, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The consent of Perryman Chaney Russell, LLP, Tealstone’s independent auditors, is attached as Exhibit 23.1.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Sterling Construction Company, Inc. as of March 31, 2017 and statements of operation for the year ended December 31, 2016 and for the three months ended March 31, 2017, after giving effect to the Purchase and the adjustments described in such pro forma financial statements, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits

Exhibit	Description

23.1	Consent of Perryman Chaney Russell, LLP

99.1	Audited financial statements of Tealstone Commercial, Inc. and Affiliate as of December 31, 2016 and 2015 and for the three years ended December 31, 2016

99.2	Unaudited financial statements of Tealstone Commercial, Inc and Affiliate as of March 31, 2017 and 2016 and for the three-month period ended March 31, 2017 and 2016

99.3	Unaudited pro forma condensed combined financial statements of Sterling Construction Company, Inc. as March 31, 2017 and statements of operation for the year ended December 31, 2016 and for the three months ended March 31, 2017, after giving effect to the Purchase and the adjustments described in such pro forma financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.

Date: June 16, 2017	By:	/s/ Ron Ballschmiede
Ron Ballschmiede
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

23.1	Consent of Perryman Chaney Russell, LLP

99.1	Audited financial statements of Tealstone Commercial, Inc. and Affiliate as of December 31, 2016 and 2015 and for the three years ended December 31, 2016

99.2	Unaudited financial statements of Tealstone Commercial, Inc and Affiliate as of March 31, 2017 and 2016 and for the three-month period ended March 31, 2017 and 2016

99.3	Unaudited pro forma condensed combined financial statements of Sterling Construction Company, Inc. as March 31, 2017 and statements of operation for the year ended December 31, 2016 and for the three months ended March 31, 2017, after giving effect to the Purchase and the adjustments described in such pro forma financial statements